SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): June 23, 1997



                               CSX CORPORATION
            (Exact name of registrant as specified in its charter)


                                    Virginia
(State or other jurisdiction of
                         incorporation or organization)


               2-63273                                 62-1051971
             (Commission                            (I.R.S. Employer
              File No.)                            Identification No.)


          One James Center, 901 East Cary Street, Richmond, VA 23219
             (Address of principal executive offices) (Zip Code)


             Registrant's telephone number, including area code:
                                (804) 782-1400















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ITEM 5.     OTHER EVENTS

      On June 23, 1997, CSX Corporation (the "Company") and Norfolk Southern Corporation ("Norfolk Southern") issued a joint press release, a copy of which is attached hereto as Exhibit 99, announcing the filing on June 23, 1997, with the Surface Transportation Board of their formal application for control of Conrail Inc. ("Conrail).

      That application includes the definitive Transaction Agreement, dated as of June 10, 1997, among the Company, CSX Transportation, Inc. Norfolk Southern, Norfolk Southern Railway Company, Conrail, Consolidated Rail Corporation and CRR Holdings LLC ("Transaction Agreement"), to which are annexed various schedules and exhibits, and which (a) elaborates the understandings contained in the Agreement, dated as of April 8, 1997, between the Company and Norfolk Southern - already filed with the Commission - and (b) specifies among other things, (i) certain of the routes and assets of Conrail over which the Company and Norfolk Southern (including affiliates) will have operating and other rights, and (ii) certain other Conrail routes and assets to be used and/or operated by the Company and Norfolk Southern (including affiliates) on a joint or shared basis. The Transaction Agreement and certain schedules thereto are attached hereto as
Exhibit 10 and are incorporated herein by reference.

      The joint application, by which the press release is qualified, is a public document, available for review in its entirety at the office of the Surface Transportation Board, located at 1925 K Street, NW, Washington, D.C. 20423-0001.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

            The following exhibits are filed as a part of this report.

             10 Copy of the Transaction Agreement, dated as of June 10, 1997, by and among the Company, CSX Transportation, Inc. Norfolk Southern, Norfolk Southern Railway Company, Conrail, Consolidated Rail Corporation and CRR Holdings LLC, with certain schedules thereto.

             99 Joint press release issued by the Company and Norfolk Southern on June 23, 1997.














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                                  Signature

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       CSX CORPORATION

                                       By:   MARK G. ARON
                                            Mark G. Aron
                                            Executive Vice President - Law and
                                               Public Affairs

Date:  July 8, 1997






































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                                  EXHIBIT LIST


Exhibit                           Description


    10 Copy of the Transaction Agreement, dated as of June 10, 1997, by and among the Company, CSX Transportation, Inc. Norfolk Southern, Norfolk Southern Railway Company, Conrail, Consolidated Rail Corporation and CRR Holdings LLC, with certain schedules thereto.

    99 Joint press release issued by the Company and Norfolk Southern on June 23, 1997.







































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